SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported): SEPTEMBER 24, 2004


                           TOMMY HILFIGER CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


      BRITISH VIRGIN ISLANDS                    1-11226                        98-0372112
      ----------------------                    -------                        ----------
 (State or other jurisdiction of       (Commission File Number)       (IRS Employer Identification
          incorporation)                                                           Number)


    9/F, NOVEL INDUSTRIAL BUILDING, 850-870 LAI CHI KOK ROAD, CHEUNG SHA WAN,
                               KOWLOON, HONG KONG
                    (Address of principal executive offices)

                                  852-2216-0668
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.        OTHER EVENTS
                  ------------

On September 24, 2004, Tommy Hilfiger U.S.A., Inc. ("THUSA"), a wholly-owned subsidiary of Tommy Hilfiger Corporation, announced that it had received a grand jury subpoena issued by the U.S. Attorney's Office for the Southern District of New York seeking documents generally relating to THUSA's domestic and/or international buying office commissions.

A copy of the press release is attached as Exhibit 99.1 hereto and is hereby incorporated herein by reference.

ITEM 9.01.        EXHIBITS
                  --------

(c) Exhibits.

         99.1     Press release dated September 24, 2004.

                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                          TOMMY HILFIGER CORPORATION


                                          By:    /s/ Joseph Scirocco
                                               ---------------------------------
                                               Name: Joseph Scirocco
                                               Title: Chief Financial Officer,
                                                      Senior Vice President and
                                                        Treasurer

Date:  September 27, 2004

                                  EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------

99.1                       Press release dated September 24, 2004.